SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 2, 1998
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                             STANDARD FUNDING CORP.
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             (Exact name of registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

        02-23484                                         11-2523559
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(commission file number)                   (IRS Employers Identification Number)

               335 Crossways Park Drive, Woodbury, New York   11797
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                 (Address of principal executive office)    (Zip Code)

Registrant's telephone number, including area code: (516) 364-0200
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item  5. Other Events.

            (a) Charles M. O'Rourke, a director, resigned as of January 2, 1998 for personal reasons.

            (b) On January 14, 1998, the Company entered into a $45,000,000 Committed Revolving Credit Facility with Mellon Bank, N.A., The Bank of New York, Fleet Bank, N.A. and Marine Midland Bank. This revolving credit facility has a duration of three years with variables rates based on 115% over Libor.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STANDARD FUNDING CORP.


                                       By: /s/ Alan J. Karp
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                                          Alan J. Karp, President

Date: January 20, 1998